SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  May 17, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564
04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                          02108-4406


(Address of principal executive offices)                             (Zip
Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On May 17, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 25 thereof (the "Partnership") completed various agreements relating to Ohio Investors Limited Partnership, an Ohio limited partnership (the "Operating Partnership"), including a First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of May 17, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an apartment complex located at 1006 S. Euclid in Dayton, Ohio which is known as Washington Arms Apartments (the "Apartment Complex"). The Apartment Complex consists of one 1-bedroom apartment, ninety 2-bedroom apartment units and two 3-bedroom apartment units, for a total of 93 apartment units. Rehabilitation of the Apartment Complex was substantially completed by September 1995 and the Apartment Complex is currently 100% occupied (as of December 31, 1996).

    Construction financing for the Apartment Complex in the amount of $1,800,000 (the "Construction Mortgage") was provided by Society National Bank, at an interest rate equal to Prime plus 0.75%. Permanent financing for the Apartment Complex in the amount of $1,135,000 (the "Permanent Loan") is being provided by Society National Bank. The Permanent Loan has a 10-year term and bears interest at a rate equal to 11.03% which is being amortized over 10 years.

    100% of the apartment units (93 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner of the Operating Partnership is Washington Arms Investors, Ltd., a limited liability company ("LLC") created by the developers to be the general partner for the Apartment Complex. The members of LLC, Greg Perlman and Jonathan Frank, have extensive experience purchasing, financing, and managing commercial and multifamily property, especially distressed property. Messrs. Perlman and Frank will share overall management responsibility for the Apartment Complex and are also the guarantors of the General Partner's obligations.

    Greg Perlman has been acquiring, developing, financing and managing real estate since 1987. He lives and works in Southern California, where his family has been involved in the real estate business for several decades. He was active in the late 1980's and early 1990's buying loans and assets from banks, the RTC and other financial institutions. Mr. Perlman is a partner in a building materials company with operations in Southern California and Mexico. Jonathan Frank is Perlman's partner in the building materials and contracting company.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $203,859 which has been or will be payable to the Operating Partnership in five (5) Installments as follows:

    1. $119,754 (the "First Installment") on the latest of (i) the Admission Date, (ii) the Permanent Loan Commitment Date, or (iii)
Tax Credit Set-Aside;

    2. $21,632 (the "Second Installment") on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, (iv) issuance of Forms 8609 for each building in the Apartment Complex, (v) full compliance, as reasonably determined by the Special Limited Partner, with all due diligence recommendations made in writing by the Special Limited Partner to the General Partner in respect of the Apartment
Complex, (vi) receipt of written documentation in form and substance reasonably satisfactory to the Special Limited Partner that evidences the payment in full of all sums owed to the Contractor pursuant to the Construction Contract; or (vii) receipt of estoppel letters in form and substance reasonably satisfactory to the Special Limited Partner from each Lender;

    3.   $21,631 (the "Third Installment") upon Final Completion;

    4. $36,342 (the "Fourth Installment") on the latest to occur of (i) the Initial 100% Occupancy Date; (ii) Permanent Mortgage
Commencement, or (iii) Rental Achievement; and

    5. $4,500 (the "Fifth Installment") upon receipt of a copy of the Operating Partnership's properly filed federal tax return for the year in which Rental Achievement occurs.

The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $2,083,560 of Tax Credits during the 10-year period commencing in 1996, of which $371,290 will be allocated to the Partnership as a Limited Partner holding 18% of the Limited Partner Interest in the Tax Credits generated by the Operating Partnership. Boston Capital Corporate Tax Credit Fund III, A Limited Partnership, which is an affiliate of the Partnership is also a Limited Partner (the "Affiliated Partnership") and holds 82% of the Limited Partner Interest in the Tax Credits generated by the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCCC, Inc., which is also an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:



                              Normal         Capital      Cash
                              Operations    Transactions  Flow


General Partner                 1%              50%        80%

Partnership                 17.82%          8.9982%       3.6%


Affiliated Partnership      81.18%         40.9918%     16.4%

Special Limited
Partner                         0%            .001%        0%


    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    The Special Limited Partnership or another affiliate thereof, will receive an annual Asset Management Fee of $10,000 commencing in 1996 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the General Partner shall make a Subordinated Loan to the Partnership in the amount of such deficiency.

    The Operating Partnership will pay a Development Fee to the Developer for its service in connection with the construction and development of the Apartment Complex as set forth in the Development Agreement. The Operating Partnership will pay to the General Partner an annual Partnership Management Fee of $20,000 per annum commencing in 1996 for its services in connection with managing the day-to-day business of the Operating Partnership. The Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.





(c)       Exhibits.     Page


(1)(a)1  Form of Dealer-Manager Agreement between Boston
         Capital Services, Inc. and the Registrant
         (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)


(2)(a)   First Amended and Restated Agreement of Limited
         Partnership of Ohio Investors Limited
         Partnership

(2)(b)   Development Agreement of Ohio Investors Limited
         Partnership


(4)(a)2  Agreement of Limited Partnership of the
        Partnership


(16)     None

(17)     None


(21)     None

(24)    None


(25)    None

(28)    None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By: Boston Capital Associates IV L.P.,
    its General Partner


    By:  C&M Associates, d/b/a Boston
         Capital Associates, its
    General Partner


    By:  /s/ Herbert F. Collins
    Herbert F. Collins, Partner




BOS2. 53579_1